EXHIBIT 4.1 - SPECIMEN STOCK CERTIFICATE


                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                                              CUSIP NO. ________

NUMBER
SHARES

                        Global Equity International, Inc.
                                   ----------

                   AUTHORIZED COMMON STOCK: 70,000,000 SHARES
                       COMMON STOCK PAR VALUE: $.001 EACH


THIS CERTIFIES THAT __________________________________________________________
IS THE RECORD HOLDER OF _______________________________________ Shares of the
above named Corporation transferable only on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ___ day of ________, _______



----------------------------                        ----------------------------
Secretary                                           President

                        GLOBAL EQUITY INTERNATIONAL, INC.
                                    Corporate
                                      Seal
                                     Nevada
                                      2010
                                      *****

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

                                                    Countersigned Registered:
                                                    ClearTrust, LLC____________
                                                    By__________________________
                                                            Authorized Signature

                                 [Reverse Side}


NOTICE: Signature must be guaranteed by a firm, which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                 UNIF GIFT MIN ACT     Custodian
TEN ENT - as tenants by the entireties                            (Cust) (Minor)
JT TEN -  as joint tenants with right          under the Uniform Gifts to Minors
          of survivorship and not as           Act____________
          tenants in common                          (State)

Additional abbreviations may also be used though not in the above list.

For value
received,_______________________________________________________________ hereby sell, assign and transfer unto ______________________________________________
_____Shares represented by the within Certificate and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________


In presence of  _____________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER, THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION.

SIGNATURE GUARANTEED: